EXHIBIT 11





                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Trustees
Mentor Institutional Trust



     We consent to the use of our report dated July 31, 1998 incorporated herein by reference and to the references to our firm under the captions "FINANCIAL HIGHLIGHTS" in the prospectus and "INDEPENDENT ACCOUNTANTS" in the statement of additional information.



                              KPMG Peat Marwick LLP

Boston, Massachusetts
October 28, 1998


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